UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2014 (March 28, 2014)

BlackRock, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On March 28, 2014, BlackRock, Inc. (“BlackRock”) and certain of its subsidiaries entered into Amendment No. 3 (“Amendment No. 3”) to its Five-Year Revolving Credit Agreement, dated as of March 10, 2011, as amended by Amendment No. 1 thereto, dated as of March 30, 2012, and Amendment No. 2 thereto, dated as of March 28, 2013 (the “Existing Credit Agreement”), with Wells Fargo Bank, National Association, as administrative agent, swingline lender, issuing lender, L/C agent and a lender, and the banks and other financial institutions referred to therein.

Among other things, Amendment No. 3 (i) provides new reduced pricing terms, (ii) extends the maturity date (the “Maturity Date”) of the revolving credit facility under the Existing Credit Agreement (the “Revolving Facility”) to March 28, 2019 without utilizing BlackRock’s option to request extensions of the Maturity Date available under the Existing Credit Agreement and (iii) adjusts the letter of credit fronting exposure amongst certain lenders. Except as modified by Amendment No. 3 as described herein, the terms of the Revolving Facility remain the same.

Bank of America, N.A. is a lender under our Existing Credit Agreement and Amendment No. 3 thereto. For a description of certain relationships and related transactions between BlackRock and Bank of America, N.A. and its affiliates, see the section entitled “Certain Relationships and Related Transactions” in BlackRock’s definitive Proxy Statement on Schedule 14A filed April 19, 2013 with the Securities and Exchange Commission. In addition, some of the financial institutions party to Amendment No. 3 and their affiliates have provided, and may in the future provide, investment banking, commercial lending, financial advisory and other services for BlackRock, and have received customary fees and expenses for these services.

The foregoing description of the terms and conditions of Amendment No. 3 is not complete and is in all respects subject to the actual provisions of Amendment No. 3, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Amendment No. 3, dated as of March 28, 2014, by and among BlackRock, Inc., certain of its subsidiaries, Wells Fargo Bank, National Association, as administrative agent, swingline lender, issuing lender, L/C agent and a lender, and the banks and other financial institutions referred to therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

By:	/s/ Daniel R. Waltcher
Name:	Daniel R. Waltcher
Title:	Managing Director, Deputy General Counsel and Assistant Secretary

Date: March 28, 2014

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 3, dated as of March 28, 2014, by and among BlackRock, Inc., certain of its subsidiaries, Wells Fargo Bank, National Association, as administrative agent, swingline lender, issuing lender, L/C agent and a lender, and the banks and other financial institutions referred to therein.